SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
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|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                      THE FIRST OF LONG ISLAND CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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


                      THE FIRST OF LONG ISLAND CORPORATION
                                10 GLEN HEAD ROAD
                            GLEN HEAD, NEW YORK 11545
                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 15, 2003
                    ----------------------------------------

                                                                   March 4, 2003

To the Stockholders of
The First of Long Island Corporation:

      Notice is hereby given that the Annual Meeting of Stockholders of THE FIRST OF LONG ISLAND CORPORATION will be held at the AMERICAN LEGION HALL, 190 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 15, 2003, at 3:30 P.M. local time for the following purposes:

      (1)   To elect Directors.

      (2) To transact any other business as may properly come before the meeting.

      Only stockholders of record at the close of business on February 25, 2003 are entitled to notice of and to vote at such meeting or any adjournment thereof.


                                             By Order of the Board of Directors

                                             Joseph G. Perri
                                             Senior Vice President and Secretary

                  IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY.

IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                      THE FIRST OF LONG ISLAND CORPORATION
                                10 Glen Head Road
                            Glen Head, New York 11545
                                 (516) 671-4900

                                ---------------
                                PROXY STATEMENT
                                ---------------

                         ANNUAL MEETING OF STOCKHOLDERS

      The accompanying proxy is being solicited by the Board of Directors of The First of Long Island Corporation (the "Corporation") for use at the Annual Meeting of Stockholders to be held at 3:30 P.M. local time at the American Legion Hall, 190 Glen Head Road, Glen Head, New York on April 15, 2003. The approximate date on which proxy statements and forms of proxy are first being sent or given to stockholders is March 4, 2003.

      Proxies in the accompanying form that are properly executed and duly returned to the Corporation will be voted at the meeting. Each proxy granted may be revoked at any time prior to its exercise either by written notice filed with the secretary of the meeting or by oral notice given during the meeting by the stockholder to the presiding officer of the meeting. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any annual meeting shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting may be adjourned to a subsequent date, provided notice of such meeting is mailed to each shareholder entitled to vote at least five (5) days before the adjourned meeting.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

      The only class of voting securities of the Corporation is its Common Stock, $.10 par value ("Common Stock"), each share of which entitles the holder thereof to one vote except in the election of directors, where votes may be cumulated as described herein. Only stockholders of record at the close of business on February 25, 2003 are entitled to notice of and to vote at the meeting.

      As of January 31, 2003, there were issued 4,130,648 shares of the Common Stock, all of which were outstanding and entitled to vote. To the best knowledge of the Corporation, the only persons owning beneficially more than five percent (5%) of the Common Stock of the Corporation as of January 31, 2003 are identified in the table below.

Title of             Name and Address           Amount and Nature of    Percent
Class                of Beneficial Owner        Beneficial Ownership    of Class
--------             -------------------        --------------------    --------
Common               Sidney Canarick             380,587 shares (1)       9.21%
Stock                25 Glen Street
($.10 par value)     Glen Cove, N.Y. 11542

Common               Paul T. Canarick            380,587 shares (1)       9.21%
Stock                25 Glen Street
($.10 par value)     Glen Cove, N.Y. 11542

Common               Zachary Levy                357,927 shares           8.67%
Stock                9 Maxine Avenue
($.10 par value)     Plainview, N.Y. 11803

(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick, his wife, Mr. Paul T. Canarick's parents, as Trustees under a Trust Agreement dated May 27, 1992; 134,347 shares in the name of Jean C. Canarick, Sidney Canarick's wife; and 9,270 shares in the name of Paul T. Canarick. Pursuant to applicable rules, Sidney Canarick and Paul T. Canarick are both deemed to be beneficial owners of the foregoing shares.

      Furnished below is information with respect to the beneficial ownership of the Corporation's Common Stock as of January 31, 2003 by all directors and nominees, by the executive officers of the Corporation named in the "Summary Compensation Table", and by directors and executive officers of the Corporation as a group.

                                              Amount and Nature of    Percent of
Title of Class     Beneficial Owner           Beneficial Ownership       Class
----------------   ------------------------   --------------------    ----------
Common Stock       Allen E. Busching                 1,500                .04%
($.10 par value)   Paul T. Canarick                380,587  (1)          9.21%
                   Beverly Ann Gehlmeyer            38,717  (2)           .94%
                   Howard Thomas Hogan, Jr.         55,241  (3)          1.34%
                   J. William Johnson               71,960  (4)          1.74%
                   J. Douglas Maxwell, Jr.          14,362  (5)           .35%
                   John R. Miller III                3,012                .07%
                   Walter C. Teagle III             23,623  (6)           .57%
                   Michael N. Vittorio               1,026                .02%
                   Arthur J. Lupinacci, Jr.         34,117  (7)           .82%
                   Donald L. Manfredonia            22,950  (8)           .55%
                   Joseph G. Perri                  18,560  (9)           .45%
                   Directors and Executive
                   Officers as a group             692,529 (10)         16.75%

(1) Including 236,970 shares in the names of Sidney Canarick and Jean C. Canarick, Mr. Paul T. Canarick's parents, as trustees under a Trust Agreement dated May 27, 1992; and 134,347 shares in the name of Jean C. Canarick, Mr. Paul T. Canarick's mother.

(2) Including 652 shares in the name of Robert Val Gehlmeyer, Mrs. Gehlmeyer's husband, and 7,924 shares in the name of Gehlmeyer & Gehlmeyer, P.C. Retirement Trust.

(3) Including 24,771 shares in the name of Mr. Hogan as Trustee for the benefit of his children, Howard, Kathryn, and Margaret Hogan, and 1,291 shares in the name of Mr. Hogan as Trustee for the Hogan Family Trust.

(4) Including 2,022 shares in the name of Gail G. Johnson, Mr. Johnson's wife; 4,618 shares held in Mr. Johnson's individual retirement account; and 13,866 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(5)   Including 8,437 shares held in Mr. Maxwell's retirement account.

(6) Including 337 shares in the name of Janet D. Teagle, Mr. Teagle's wife; and 1,012 shares each (totaling 3,036 shares) held for the benefit of W. Clark Teagle IV, Clifton D. Teagle and Janet W. Teagle, Mr. Teagle's children.

(7) Including 21,795 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(8) Including 13,950 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(9) Including 750 shares held in Mr. Perri's individual retirement account; and 13,086 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

(10) Including 81,422 shares which are not presently owned, but which are deemed beneficially owned under Securities and Exchange Commission Rule 13d-3(d)(1) because they could be acquired by the exercise of stock options.

                              ELECTION OF DIRECTORS

      The Board of Directors of the Corporation presently consists of nine members classified into two classes, Class I with five members and Class II with four members, with each director to serve a two-year term. Only one class of directors is elected at each annual meeting of stockholders. The following table sets forth the present composition of the Board.

                                                             Expiration
          Name                               Class           of Term
          ------------------------           -----           ----------
          Allen E. Busching                    II               2004
          Paul T. Canarick                     II               2004
          Beverly Ann Gehlmeyer                II               2004
          Howard Thomas Hogan, Jr.             I                2003
          J. William Johnson                   II               2004
          J. Douglas Maxwell, Jr.              I                2003
          John R. Miller III                   I                2003
          Walter C. Teagle III                 I                2003
          Michael N. Vittorio                  I                2003

      For the election of directors, each share is entitled to as many votes as there are directors to be elected, and such votes may be cumulated and voted for one nominee or divided equally among as many different nominees as is desired. If authority to vote for any nominee or nominees is withheld on any proxy, the votes will then be spread equally among the remaining nominees. If there is no designation on any proxy as to how the shares represented should be voted, the proxy will be voted for the election of all nominated directors. To be elected, each director must receive a majority vote of the number of shares entitled to vote and represented at the meeting.

      At a meeting of the Board of Directors held on February 18, 2003, Mr. Vittorio was elected in accordance with the Corporation's By-Laws to serve as a director until the 2003 Annual Meeting. The nominees for election at this meeting will be the Class I directors and Mr. Vittorio who, if elected, will become a Class I director. It is intended that shares represented by properly executed proxies will be voted at the meeting in accordance with the marking indicated thereon and, in the absence of contrary indication, for the election of Mr. Vittorio and the re-election of Messrs. Hogan, Maxwell, Miller and Teagle, each to hold office until the 2005 Annual Meeting of Stockholders or until his successor is elected and qualified. If at the time of the 2003 Annual Meeting any of the nominees named above is unavailable or chooses not to serve as a director (an event which management does not now anticipate), the proxies will be voted for the election as director of such other person or persons as the Board of Directors may designate.

        The Board of Directors recommends a vote FOR all named nominees.

      Information about the nominees and directors continuing in office follows. The year set forth for each director is the year in which the person named became a director of the Bank. Mrs. Gehlmeyer and Messrs. Hogan, Johnson, and Miller became directors of the Corporation upon its formation in 1984. Messrs. Busching, Canarick, Maxwell, Teagle and Vittorio became directors of the Corporation and the Bank in the years set forth next to their names.

                                    Principal Occupations for Last                       Director
Name                                5 Years and Other Directorships                      Since
------------------------------      -------------------------------                      --------
Allen E. Busching                   Principal,                                            1999
(Age 71)                              B&B Capital
                                      (Consulting and Private Investment);
                                      (formerly: Managing Director,
                                      Unitech p.l.c., Reading, England;
                                      Chairman of the Board, President, and
                                      Chief Executive Officer, Lambda
                                      Electronics, Inc. (formerly Veeco Instruments));
                                      Trustee, North Shore-Long Island Jewish
                                      Health Systems, Inc.
Paul T. Canarick                    President and Principal,                              1992
(Age 46)                              Paul Todd, Inc.
                                      (Construction Company)
Beverly Ann Gehlmeyer               Tax Manager and Principal,                            1978
(Age 71)                              Gehlmeyer & Gehlmeyer, P.C.
                                      (Certified Public Accounting Firm)
Howard Thomas Hogan, Jr., Esq.      Hogan & Hogan                                         1978
(Age 58)                              (Attorney, Private Practice)
J. William Johnson                  Chairman of the Board and                             1979
(Age 62)                              Chief Executive Officer,
                                      The First of Long Island Corporation;
                                      Chairman of the Board and
                                      Chief Executive Officer,
                                      The First National Bank of Long Island;
                                      Director, Independent Bankers Association
                                      of New York State
J. Douglas Maxwell, Jr.             Chairman, Chief Financial Officer and Director,       1987
(Age 61)                              NIRx Medical Technologies L.L.C.
                                      (Medical Technology);
                                      (formerly Chairman of the Board and Chief
                                      Executive Officer, Swissray Empower, Inc.,
                                      a Medical Imaging Distributor);
                                      Director, Slater Development Corp. and
                                      Police Relief Association of Nassau County

                                    Principal Occupations for Last                       Director
Name                                5 Years and Other Directorships                      Since
------------------------------      -------------------------------                      --------
John R. Miller III                  President and Chief Executive Officer,                1982
(Age 62)                              Equal Opportunity Publications, Inc.
                                      (Publishing);
                                      Director, The Middleby Corporation and
                                      Middleby Marshall, Inc.
 Walter C. Teagle III               President                                             1996
 (Age 53)                             Teagle Management, Inc.
                                      (Private Investment Firm)
                                      (formerly: Executive Vice President and Director,
                                      Lexent, Inc., Infrastructure Service Provider;
                                      President, Chief Executive Officer,
                                      and Director, Metro Design Systems, Inc.,
                                      an Engineering Design Services Firm);
                                      Director, Teagle Management, Inc., Teagle
                                      Foundation, Inc. and Police Relief Association
                                      of Nassau County
Michael N. Vittorio                 President                                             2003
(Age 50)                              The First of Long Island Corporation and
                                      The First National Bank of Long Island;
                                      (formerly J.P. Morgan Chase, most recently
                                      as Senior Vice President)

                            COMPENSATION OF DIRECTORS

      All of the members of the Board of Directors of the Corporation also serve on the Board of Directors of the Bank. Directors are paid for their services as directors of the Corporation and the Bank. Directors of the Corporation are paid a quarterly retainer of $1,000. The Board of Directors of the Bank currently holds 12 regular meetings a year and such special meetings as deemed advisable to review significant matters. Directors of the Bank are paid $1,000 for each regularly scheduled Board meeting, provided they attend at least ten meetings. If a director attends less than ten meetings, the director is paid $1,000 for each meeting attended. In addition, directors of the Corporation and the Bank are generally paid $500 for each special Board meeting and $100 for each telephone Board meeting.

      The Chairwoman of the Corporation's Nominating Committee receives an annual retainer of $700, and other committee members receive annual retainers of $350. Neither the Chairmen nor the other members of the Corporation's Audit and Compensation and Stock Option Committees receive fees for their services.

      The Chairmen of the Bank's Compensation, Compliance, and Board Investment Management Division Committees are each paid an annual retainer of $1,700, and other members of these committees are paid annual retainers of $700. The Chairwoman of the Bank's Loan Committee receives an annual retainer of $1,700, and other committee members receive annual retainers of $250. In addition, the Chairwoman and all other members of the Bank's Loan Committee receive $250 per meeting. The Bank's Audit Committee consists of four independent directors, three of whom are also members of the Bank's Investment Management Division Audit Committee. The Chairman is paid an annual retainer of $1,700 and the other two members are paid an annual retainer of $700 for service on the two committees. The remaining member of the Bank's Audit Committee is paid an annual retainer of $600. Neither the Chairman nor the other members of the Bank's Pension Plan Committee receive fees for their services. Neither Mr. Johnson nor Mr. Vittorio receive director fees or committee fees from the Corporation or the Bank.

      The Corporation's Stock Option and Appreciation Rights Plan (the "Stock Option Plan"), as amended, allows for the granting of stock options to non-employee directors of the Corporation. In January 2002 and 2003, each non-employee director received a stock option grant based on the Corporation's earnings performance for the year just passed and the board and committee fees that the director received for such year. The options, which are exercisable in whole or in part during the period beginning three years from the date of grant and ending ten years from the date of grant, were granted at an exercise price equal to the fair market value of one share of the Corporation's stock on the date of grant. The number of options granted to each non-employee director in January 2003 and 2002, respectively, is as follows: Mr. Busching - 857 and 1,018; Mr. Canarick - 808 and 993; Mr. Hogan - 748 and 874; Mr. Teagle - 785 and 937; Ms. Gehlmeyer - 930 and 1,204; Mr. Miller - 800 and 1,081; and Mr. Maxwell
- 939 and 1,143.

                          BOARD COMMITTEES AND MEETINGS

      The Board of Directors of the Corporation has three standing committees: the Audit Committee, the Compensation and Stock Option Committee, and the Nominating Committee.

      The Corporation's Audit Committee: (1) meets with the Corporation's independent public accountants and reviews with them the results of their annual audit of the Corporation's financial statements, including any recommendations the accountants may have with respect to internal controls or other business matters; and (2) reviews the results of examinations of the Corporation performed by regulatory authorities. The members of the Audit Committee are Walter C. Teagle III, Allen E. Busching, Beverly Ann Gehlmeyer, and John R. Miller III. During 2002, the Committee held six meetings.

      The Compensation and Stock Option Committee is responsible for determining an appropriate level of compensation for the Corporation's Chief Executive Officer and administering the Corporation's Stock Option Plan. Administration of the Stock Option Plan includes the selection of optionees and the determination of the timing, duration, amount and type of each award. Members of the Committee as well as all other non-employee directors of the Corporation are eligible for stock option grants under the Stock Option Plan. Stock option grants to non-employee directors are approved by the full Board. The Committee consists of
J. Douglas Maxwell, Jr., Allen E. Busching, and Paul T. Canarick. The Committee met four times during 2002.

      The Nominating Committee is responsible for recommending the nomination of individuals to the Board of Directors of the Corporation. The members of the Nominating Committee are Beverly Ann Gehlmeyer, Paul T. Canarick, and John R. Miller III. The Nominating Committee will consider nominees proposed by stockholders in accordance with the provisions of the Corporation's bylaws establishing the information and notice requirements for such nominations. The Committee met once during 2002.

      The Board of Directors of the Bank currently has seven standing committees: an Audit Committee, an Investment Management Division Audit Committee, a Compensation Committee, a Compliance and Community Reinvestment Act Committee, a Board Investment Management Division Committee, a Loan Committee, and a Pension Plan Committee.

      The Bank's Audit Committee: (1) reviews the plan, scope and results of internal audits performed by both the Bank's in-house audit staff and independent external firms; (2) reviews the results of examinations performed by regulatory authorities; and (3) is responsible for insuring that the Bank fulfills the annual audit and management reporting requirements of
Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA"). The members of the Audit Committee are Walter C. Teagle III, Beverly Ann Gehlmeyer, Allen E. Busching, and John R. Miller III. During 2002, the Committee held six meetings.

      With respect to audits of the Bank's Investment Management Division, the Investment Management Division Audit Committee meets with the auditors and reviews with them the nature, extent and results of their audit effort. The members of the Investment Management Division Audit Committee are Walter C. Teagle III, Beverly Ann Gehlmeyer, and John R. Miller III. During 2002, the Committee held two meetings.

      The Compensation Committee recommends to the full Board salary policy, management succession, compensation of officers, incentive compensation, and employee benefits. The members of the Compensation Committee are J. Douglas Maxwell, Jr., Allen E. Busching, and Paul T. Canarick. During 2002, the Committee held four meetings.

      The Compliance and Community Reinvestment Act Committee is responsible for reviewing the Bank's performance of its obligations under the various laws and regulations affecting consumers, including the Federal Community Reinvestment Act. The members of the Committee are John R. Miller III and Walter C. Teagle
III. The Committee met four times during 2002, and each meeting was attended by one or more officers of the Bank whose duties relate to compliance with such laws and regulations.

      The Board Investment Management Division Committee is responsible for reviewing the activities of the Investment Management Division including the handling of fiduciary relationships, investment management activities, and compliance. The members of the Committee are J. Douglas Maxwell, Jr., Allen E. Busching, and J. William Johnson. During 2002, the Committee held four meetings.

      The Loan Committee consists of members who, except for Mr. Johnson, are not officers of the Bank. Two members of the Loan Committee meet with the officers of the Bank to review and approve substantial loans and the entire committee meets on a quarterly basis to review the overall portfolio. The members of the Loan Committee are Beverly Ann Gehlmeyer, Paul T. Canarick, Howard Thomas Hogan, Jr., J. Douglas Maxwell, Jr., J. William Johnson, and Allen
E. Busching. The Committee held thirty-one meetings in 2002.

      The Pension Plan Committee has the authority to take such action with respect to the Bank's Pension Plan and Supplemental Executive Retirement Plan as may be necessary or advisable between regular meetings of the Bank's Board of Directors. The members of the Pension Plan Committee are J. Douglas Maxwell Jr., Allen E. Busching, and Paul T. Canarick. Beverly Ann Gehlmeyer is an alternate member of this Committee with the right to replace any absent member of the Committee at any meeting thereof. The Committee did not meet in 2002.

                       MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors of the Corporation held twelve regular meetings and one special meeting during 2002. With respect to meetings of the Corporation, each director attended at least 75% of the aggregate number of Board meetings and meetings of the committees on which such director served.

                                   MANAGEMENT

      The following tables contain information about the executive officers of the Corporation and the Bank.

Executive Officers                                                Term of     Officer
of the Corporation          Age     Present Capacity              Office      Since
------------------          ---     ----------------              -------     -------
J. William Johnson          62      Chairman of the Board          3 yrs.      1984
                                    and Chief Executive
                                    Officer
Michael N. Vittorio         50      President                      1.5 yrs.    2002
Arthur J. Lupinacci, Jr.    62      Executive Vice President       1.5 yrs.    1985
                                    and Chief Administrative
                                    Officer
Mark D. Curtis              48      Senior Vice President          1 yr.       1997
                                    and Treasurer
Brian J. Keeney             54      Senior Vice President          1 yr.       2000
Richard Kick                45      Senior Vice President          1 yr.       1991
Donald L. Manfredonia       51      Senior Vice President          1.5 yrs.    1987
Joseph G. Perri             51      Senior Vice President          1.5 yrs.    1990
                                    and Secretary

Executive Officers                                                Term of     Officer
of the Bank                 Age     Present Capacity              Office      Since
------------------          ---     ----------------              -------     -------
J. William Johnson          62      Chairman of the Board          1 yr.       1979
                                    and Chief Executive
                                    Officer
Michael N. Vittorio         50      President                      1 yr.       2002
Arthur J. Lupinacci, Jr.    62      Executive Vice President       1 yr.       1985
                                    and Chief Administrative
                                    Officer
Donald L. Manfredonia       51      Executive Vice President       1 yr.       1982
Joseph G. Perri             51      Executive Vice President       1 yr.       1990
Mark D. Curtis              48      Senior Vice President,         1 yr.       1997
                                    Chief Financial Officer
                                    and Cashier
Brian J. Keeney             54      Senior Vice President          1 yr.       2000
Richard Kick                45      Senior Vice President          1 yr.       1991

      Mr. Vittorio has been employed by the Corporation and the Bank for less than five years. He joined the Corporation and the Bank on July 15, 2002 as Executive Vice President. On February 18, 2003, he was elected to the Board of Directors of both entities and, effective March 1, 2003, as President of both. From 1989 through June 2002, Mr. Vittorio was employed at J.P. Morgan Chase, most recently as Senior Vice President responsible for managing Chase Insurance Agency's Insurance Brokerage and Advisory Service Business. Previously he served in various capacities at J.P. Morgan Chase including Senior Lending Officer for Small Business Financial Services, Middle Market Regional Manager, and Division Executive in the Small Business/Commercial Division.

      Mr. Keeney has been employed by the Corporation and the Bank for less than five years. From September 1998 to March 2000, Mr. Keeney was President and Chief Executive Officer of The Rockefeller Trust Company. From December 1996 to September 1998, he was Chairman of the Board, President & Chief Executive Officer of Fidelity Management Trust Company of New York and from January 1992 to November 1996, he was Senior Vice President and Chief Operating Officer of U.S. Trust Company of New Jersey. Previously, he held various positions with U.S. Trust Company of New York, Irving Trust Company, and The Chase Manhattan Bank, N.A.

                       BOARD COMPENSATION COMMITTEE REPORT

      The Corporation's executive compensation program is administered by the Compensation and Stock Option Committee of the Corporation's Board of Directors and the Compensation Committee of the Bank's Board of Directors (the "Committees"). Both Committees consist of the same three independent directors, who are not employed by the Bank or the Corporation.

      Compensation for executive officers consists of direct salary, incentive bonuses paid under the Bank's Incentive Compensation Plan, and stock options and appreciation rights awarded under the Corporation's Stock Option and Appreciation Rights Plan. The payment or awarding of compensation is approved by the Committees. Following approval by the Committees, the full Boards of Directors of the Corporation and the Bank approve the salary package for all executive officers and review the proposed payment of incentive compensation and granting of stock options.

      The Committees adhere to the practice that compensation for executive officers be directly and materially linked to bank performance, individual performance, and to what is paid to individuals in similar positions within the industry. As such, (1) salaries are related to the Bank in light of overall Bank performance; (2) incentive compensation, an objective means of rewarding individual performance, is paid pursuant to the Incentive Compensation Plan based on achievement by the individual of objective goals and the Bank's performance with respect to profitability and financial strength; and (3) base salary and incentive compensation for executive officers is compared to the amounts of such compensation paid to individuals with reasonably similar responsibilities employed by banks that are similar in size and scope to the Corporation. In addition, from time to time the Corporation retains outside consultants to determine the appropriateness of executive officer compensation.

      Regarding Mr. Johnson's compensation, the Committees have considered, in addition to the factors described above, the profitability and growth of the Corporation during Mr. Johnson's tenure as Chief Executive Officer.


                                                        J. Douglas Maxwell, Jr.
                                                        Allen E. Busching
                                                        Paul T. Canarick

                       COMPENSATION OF EXECUTIVE OFFICERS

      Furnished below is information with respect to the aggregate compensation paid or accrued during the fiscal year ended December 31, 2002 to the Chief Executive Officer and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services rendered to the Corporation or the Bank. This information is provided pursuant to the Securities and Exchange Commission executive compensation disclosure rules for proxy statements. All of the listed officers are also officers of the Corporation but received salaries only from the Bank; no compensation for their employment, other than Stock Options or Stock Appreciation Rights ("SARs"), was received from the Corporation. A description of the Incentive Compensation Plan under which the bonuses were paid follows.

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------
                                               Annual Compensation                    Long -Term Compensation
                                       -----------------------------------     ---------------------------------
                                                                                       Awards            Payouts
                                                                               ----------------------    -------
                                                                    Other      Restricted                          All Other
                                                                   Compen-        Stock      Options/               Compen-
        Name and Principal              Salary         Bonus        sation      Award(s)       SARs        LTIP    sation (3)
             Position          Year       ($)           ($)          ($)           ($)         # (2)       ($)        ($)
               (a)             (b)        (c)           (d)          (e)           (f)          (g)        (h)        (i)
-----------------------------------------------------------------------------------------------------------------------------
J. William Johnson             2002    $ 370,000     $ 177,970       See          None            7,254    None      $ 47,330
   Chairman of the Board,      2001    $ 357,000     $ 129,950     Footnote       None           10,969    None      $ 47,294
   Director and Chief          2000    $ 340,000     $  94,200       (1)          None            4,800    None      $ 39,331
   Executive Office

Michael N. Vittorio            2002    $ 115,385     $ 128,320       See          None            9,000    None      $    508
   President and Director                                          Footnote
                                                                     (1)

Arthur J. Lupinacci, Jr.       2002    $ 223,000     $  93,450       See          None            4,369    None      $ 29,079
   Executive Vice President    2001    $ 215,000     $  69,660     Footnote       None            6,473    None      $ 29,228
   and Chief Administrative    2000    $ 201,000     $  48,610       (1)          None            3,000    None      $ 23,252
   Officer

Donald L. Manfredonia          2002    $ 176,000     $  60,720       See          None            3,433    None      $ 21,046
   Senior Vice President       2001    $ 169,000     $  54,760     Footnote       None            5,241    None      $ 19,202
                               2000    $ 162,000     $  33,050       (1)          None            2,400    None      $ 16,291

Joseph G. Perri                2002    $ 168,500     $  64,200       See          None            3,292    None      $ 20,151
   Senior Vice President       2001    $ 162,000     $  50,285     Footnote       None            3,501    None      $ 18,407
   and Secretary               2000    $ 151,000     $  31,050       (1)          None            1,800    None      $ 15,185
-----------------------------------------------------------------------------------------------------------------------------

(1) Other annual compensation excludes the value of perquisites and other personal benefits since the Corporation and the Bank have concluded that for the named executive officers the aggregate amount of such compensation does not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported in columns (c) and (d).

(2)   Where applicable, adjusted for 3-for-2 stock split paid July 2002.

(3) All other compensation for 2002 (column (i) of the "Summary Compensation Table") includes the following amounts either paid for or contributed on behalf of the named executive officers. The 401(k) and profit sharing contributions shown in the table include amounts paid under the Bank's Profit Sharing and Supplemental Executive Retirement ("SERP") Plans.

--------------------------------------------------------------------------------
                                  Life       401(k)        Profit
                               Insurance    Matching       Sharing
Name                           Premiums   Contributions  Contributions    Total
--------------------------------------------------------------------------------
J. William Johnson .........    $6,630        $7,400        $33,300      $47,330
Michael N. Vittorio ........    $  508        $   --        $    --      $   508
Arthur J. Lupinacci, Jr ....    $4,549        $4,460        $20,070      $29,079
Donald L. Manfredonia ......    $1,690        $3,519        $15,837      $21,046
Joseph G. Perri ............    $1,618        $3,370        $15,163      $20,151
--------------------------------------------------------------------------------

                         COMPENSATION PURSUANT TO PLANS

Pension Plan

      The Bank is a participant in the New York State Bankers Retirement System Pension Plan ("Plan") and maintains the SERP described below. Set forth in the table that follows are total estimated annual benefits payable under the Plan and SERP upon retirement based on various levels of compensation and years of service.

--------------------------------------------------------------------------------
                                    Years of Creditable Service
Average Annual   ---------------------------------------------------------------
 Compensation        10         15         20         25         30         35
--------------------------------------------------------------------------------
   $100,000      $ 15,567   $ 23,350   $ 31,134   $ 38,917   $ 46,701   $ 54,484
--------------------------------------------------------------------------------
   $125,000      $ 19,942   $ 29,913   $ 39,884   $ 49,855   $ 59,826   $ 69,797
--------------------------------------------------------------------------------
   $150,000      $ 24,317   $ 36,475   $ 48,634   $ 60,792   $ 72,951   $ 85,109
--------------------------------------------------------------------------------
   $175,000      $ 28,692   $ 43,038   $ 57,384   $ 71,730   $ 86,076   $100,422
--------------------------------------------------------------------------------
   $200,000      $ 33,067   $ 49,600   $ 66,134   $ 82,667   $ 99,201   $115,734
--------------------------------------------------------------------------------
   $225,000      $ 37,442   $ 56,163   $ 74,884   $ 93,605   $112,326   $131,047
--------------------------------------------------------------------------------
   $250,000      $ 41,817   $ 62,725   $ 83,634   $104,542   $125,451   $146,359
--------------------------------------------------------------------------------
   $300,000      $ 50,567   $ 75,850   $101,134   $126,417   $151,701   $176,984
--------------------------------------------------------------------------------
   $400,000      $ 68,067   $102,100   $136,134   $170,167   $204,201   $238,234
--------------------------------------------------------------------------------
   $500,000      $ 85,567   $128,350   $171,134   $213,917   $256,701   $299,484
--------------------------------------------------------------------------------
   $600,000      $103,067   $154,600   $206,134   $257,667   $309,201   $360,734
--------------------------------------------------------------------------------

      The Plan covers employees who are over the age of 21 years and have been employed for over one year. The normal retirement age is 65 and early retirement with reduced benefits is available at age 55. However, an unreduced benefit is available at age 62 or above to a participant with at least 10 years of service whose employment terminates after age 55 and who begins receiving benefits after attaining age 62. Upon retirement, each participant is paid a benefit in the form of a joint and survivor annuity computed by (i) multiplying the participant's final average compensation (the average of the participant's Annual Earnings, as defined, during the five highest consecutive years of employment) by the product of 1.75 percent and the participant's credited years of service (to a maximum of 35 years), (ii) adding 1.25 percent of average compensation multiplied by the participant's credited years of service in excess of 35 years (up to five such years), and (iii) subtracting the product of .49 percent of the participant's final three year average compensation (limited to covered compensation) and the participant's credited years of service (to a maximum of 35 years). The .49 percent represents the minimum Social Security offset to the pension benefit.

      The Bank makes annual payments to a trust fund, computed on an actuarial basis, to fund these benefits. Contributions of $482,079 and $365,202 are required for the plan years ending September 30, 2003 and 2002, respectively. These contributions will be made on or before June 15, 2004 and 2003, respectively. Employees also make contributions of 2 percent of their compensation. An employee becomes fully vested after 4 years of participation in the Plan. No vesting occurs during that 4-year period.

      The compensation covered by the Plan includes: (1) salary and bonus as set forth in the "Summary Compensation Table"; (2) value realized from the exercise of stock appreciation rights; and (3) generally all other taxable compensation except that resulting from the Bank's contributions to the SERP or reimbursement for taxes on SERP earnings and amounts realized after April 15, 1998 from the exercise of disqualified incentive stock options. Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended, limit the annual benefits which may be paid from a tax-qualified retirement plan. Any benefits which may be above the limits under these sections would be payable under the SERP.

      The credited years of service, for purposes of calculating benefits, for the executive officers of the Bank named in the Summary Compensation Table and all executive officers of the Bank as a group are as follows: Mr. Johnson - 22 years; Mr. Vittorio - 0 years; Mr. Lupinacci - 16 years; Mr. Manfredonia - 19 years; Mr. Perri - 11 years; and all executive officers as a group - 85 years.

Supplemental Executive Retirement Plan

      On August 3, 1995, the Corporation adopted The First National Bank of Long Island Supplemental Executive Retirement Plan ("SERP"). The SERP provides benefits that would have been provided under the Pension Plan and Profit Sharing Plan, in the absence of Internal Revenue Code ("IRC") limitations, to certain employees whose benefits under those plans are limited by the IRC. The Compensation Committee of the Board of Directors designates the employees eligible to participate in the SERP.

      Supplemental retirement program and profit sharing plan contributions under the SERP are made to a "secular trust" for the benefit of the participants. Amounts contributed to the secular trust are not subject to the claims of creditors of the Bank. Accordingly, the contributions are taxable to each participant and deductible by the Bank when made. Trust income is also taxable to each participant. Taxes are withheld from the contributions to pay each participant's taxes. In addition, the Bank makes tax payments in an amount sufficient to cover each participant's taxes on both the trust income and the tax payment.

      The SERP and related secular trust are intended to meet the requirements of the Employee Retirement Income Security Act (ERISA) as they pertain to vesting, reporting and disclosure information.

Profit Sharing Plan

      The Bank has a combined profit sharing/401(k) plan (the "Profit Sharing Plan"). Employees are eligible to participate provided they are at least 21 years of age and have completed one year of service in which they worked 1,000 hours if full-time and 700 hours if part-time. Participants may elect to contribute, on a tax-deferred basis, up to 25% of gross compensation, as defined, subject to the limitations of Section 401(k) of the Internal Revenue Code. The Bank may, at its sole discretion, make "Additional 401(k) Contributions" to each participant's account based on the amount of the participant's tax deferred contributions and make "Profit Sharing Contributions" to each participant's account equal to a percentage of the participant's compensation, as defined. Forfeitures are allocated among participants in proportion to their annual compensation. Participants are fully vested in their elective contributions and, after five years of participation in the Profit Sharing Plan, are fully vested (20% vesting per year) in the Additional 401(k) and Profit Sharing Contributions made by the Bank. Also, a participant becomes fully vested in Additional 401(k) and Profit Sharing Contributions upon death or disability. The Additional 401(k) and Profit Sharing Contributions for 2002 were $141,661 and $743,234, respectively. The Profit Sharing Contributions represented approximately 4.7% of the Bank's 2002 pre-tax profits.

      Participants in the Profit Sharing Plan will receive a Normal Retirement Benefit, as defined, generally upon attainment of age 65. However, the Profit Sharing Plan contains provisions allowing pre-termination withdrawals and loans under certain circumstances. The amount of a participant's Normal Retirement Benefit will depend upon the accumulation of contributions and forfeitures and the investment performance of the Plan. The amount allocated under the Profit Sharing Plan and related SERP to the account of the Chief Executive Officer for 2002 and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2002 is set forth in footnote (3) to the "Summary Compensation Table."

Retirement Plan For Directors

      On June 18, 1991, the Board of Directors of the Bank adopted The First National Bank of Long Island Retirement Plan for Directors (the "Retirement Plan") and effective December 31, 2000 the Retirement Plan was terminated. Upon termination, the benefits earned by directors for services rendered through December 31, 2000 were frozen and the ability of directors to earn additional benefits under the Retirement Plan was discontinued. Upon retirement after attaining the age of sixty (60) years, each of the current directors will receive a credit (the "Credit Percentage") of ten percent (10%) multiplied by the number of years of service on the Board through December 31, 2000, to a maximum of one hundred percent (100%). The annual benefit (the "Annual Benefit") under the Retirement Plan is equal to the monthly Board of Directors attendance fee in effect as of December 31, 2000, multiplied by twelve (12) and then multiplied by the Credit Percentage. The Annual Benefit is payable for a period of seven (7) years from the date of retirement (the "Payment Period"), in quarterly installments. In the event of the death of a director or a retired director, the surviving spouse of such director shall be entitled to receive an annual payment equal to seventy-five percent (75%) of the Annual Benefit, calculated as set forth above, and payable over the remainder of the applicable Payment Period.

Incentive Compensation Plan

      The executive officers of the Bank are eligible for compensation under the Bank's Incentive Compensation Plan (the "Plan") described in the Board Compensation Committee Report herein. Incentive compensation paid to the Chief Executive Officer for 2002 and to each of the additional four most highly compensated executive officers of the Bank who received compensation of more than $100,000 for services to the Corporation or the Bank in 2002 is set forth in the "Summary Compensation Table" under the heading "Bonus".

Stock Option and Appreciation Rights Plan

      The Corporation's 1986 Stock Option and Appreciation Rights Plan (the "1986 Plan") expired on January 21, 1996. The 1986 Plan was adopted by the Board of Directors in January 1986 and approved by the stockholders in April 1986 as a Stock Option Plan and subsequently was amended to include provisions for the granting of Stock Appreciation Rights ("SARs"), which amendment was adopted by the Board of Directors in May 1988 and approved by the stockholders in April 1989.

      In January 1996, the Board of Directors unanimously adopted a new plan entitled The First of Long Island Corporation Stock Option and Appreciation Rights Plan (the "Stock Option Plan") as a successor to the 1986 Plan. The Corporation's stockholders approved the 1996 Stock Option Plan in April 1996. An amendment to the Stock Option Plan that allows for the granting of stock options to non-employee directors and limits the number of stock options and stock appreciation rights that can be granted to any one person in any one fiscal year to 25,000 was approved by the Board of Directors in February 2001 and subsequently approved by the shareholders in April 2001. Except for this amendment, the terms of the Stock Option Plan are substantially identical to the terms of the 1986 Plan.

      Under the Stock Option Plan, options to purchase up to 540,000 shares of common stock were made available for grant to key employees and, as amended, non-employee directors of the Corporation and its subsidiaries through January 15, 2006. Each option granted under the Stock Option Plan is granted at an exercise price equal to the fair market value of one share of the Corporation's stock on the date of grant. Options granted on or before December 31, 2000 are exercisable in whole or in part commencing six months from the date of grant and ending ten years after the date of grant. Options granted after December 31, 2000 are exercisable in whole or in part commencing three years from the date of grant and ending ten years after the date of grant. The date on which options first become exercisable is subject to acceleration in the event of a change in control, retirement, death, disability, and certain other limited circumstances.

      Each option granted to an employee under the Stock Option Plan may be granted with or without a SAR attached. The Stock Option Plan also provides for the granting of stand-alone SARs to employees. Non-employee directors are not eligible for SAR grants, whether stand alone or attached to options. An employee who is granted an option with a SAR attached may elect to exercise either the option or the SAR, at which point the related SAR or option shall be deemed to have been cancelled. If a SAR is exercised, the participant is entitled to a payment equal to the amount by which the fair market value of the shares of the Common Stock allocable to the SAR on the exercise date exceeds the fair market value of such shares on the date of grant. Payment to a holder who exercises a SAR is made in cash. Unexercised options which expire or terminate are again available for grant, but options cancelled because an attached SAR was exercised are not again available for grant.

      Options may be granted under the Stock Option Plan as incentive stock options ("ISOs") qualified under Section 422 of the Internal Revenue Code or as non-qualified stock options ("NQSOs"). Generally, options and SARs have a maximum duration of 10 years. The total fair market value of stock, determined as of the date of grant of the option, for which ISOs are first exercisable by a holder in any year is limited to $100,000. A holder may elect to exercise options or SARs in any order without regard to the date on which the options or SARs were granted.

      Options and SARs are not transferable, except upon death (i) by will, (ii) by the laws of descent and distribution, or (iii) by beneficiary designation. The purchase price for the Common Stock must be paid in full in either common stock of the Corporation and/or cash when an option is exercised. Generally, options and SARs are exercisable only during the holder's continued employment or service as a director with the Corporation or the Bank. However, in accordance with the terms of the Stock Option Plan and/or administrative guidelines adopted by the Compensation and Stock Option Committee, there are additional limited periods following termination of employment or service as a director during which options or SARs may be exercised in the event employment or service is terminated as a result of resignation, death, disability, retirement, or a change in control of the Corporation.

      Subject to the provisions of applicable law and the terms of the Stock Option Plan, the designation of those officers and non-employee directors who will be granted options, or those officers who will be granted SARs, as well as the terms of the options or SARs granted, is solely within the discretion of the Compensation and Stock Option Committee which administers the Stock Option Plan. No consideration is received by the Corporation or the Bank for the granting of options or SARs.

      During 2002, options to purchase 76,891 shares were granted under the Stock Option Plan at a per share, weighted average exercise price of $25.17. The following table shows, as to the executive officers named in the "Summary Compensation Table", information for 2002 with respect to the options granted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

--------------------------------------------------------------------------------------------------------------
                                 Individual Grants (1)
--------------------------------------------------------------------------------------------------------------
                                                                                         Potential Realizable
                                            Percent of                                     Value at Assumed
                                              Total                                         Annual Rates of
                                             Options/                                        Stock Price
                                               SARs                                          Appreciation
                               Options/     Granted to                                      For Option Term
                                 SARs       Employees     Exercise or                  -----------------------
                                Granted     in Fiscal     Base Price    Expiration
            Name                  (#)          Year         ($/Sh)         Date         5% ($)       10% ($)
             (a)                  (b)          (c)            (d)           (e)          (f)           (g)
--------------------------------------------------------------------------------------------------------------
J. William Johnson...........    7,254         9.43%       $ 24.68        1/14/12     $ 112,590     $ 285,326
Michael N. Vittorio..........    9,000        11.70%       $ 28.90        6/17/12     $ 163,575     $ 414,532
Arthur J. Lupinacci, Jr......    4,369         5.68%       $ 24.68        1/14/12     $  67,812     $ 171,848
Donald L. Manfredonia........    3,433         4.46%       $ 24.68        1/14/12     $  53,284     $ 135,032
Joseph G. Perri..............    3,292         4.28%       $ 24.68        1/14/12     $  51,096     $ 129,486
--------------------------------------------------------------------------------------------------------------

(1)   Adjusted, where applicable, to reflect the 3-for-2 stock split paid July
      2002.

      The following table sets forth the aggregated options/SARs exercised in the last fiscal year and the aggregated number and value of unexercised options and SARs at December 31, 2002 for each of the executive officers named in the "Summary Compensation Table."

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

---------------------------------------------------------------------------------------------------------
                                                                                           Value of
                                                                  Number of              Unexercised
                                                                 Unexercised             In-the-Money
                                                                 Options/SARs            Options/SARs
                                                             at Fiscal Year-End (1)     at Fiscal Year-
                                   Shares         Value              (#)                   End ($)
                                 Acquired on     Realized         Exercisable/            Exercisable/
            Name              Exercise (#) (1)     ($)           Unexercisable           Unexercisable
             (a)                     (b)           (c)                (d)                     (e)
---------------------------------------------------------------------------------------------------------
J. William Johnson.........           --               --       13,866 / 18,223       $246,565 / $205,037
Michael N. Vittorio........           --               --           -- /  9,000             -- / $ 68,400
Arthur J. Lupinacci, Jr....        8,100         $172,881       21,795 / 10,842       $442,538 / $122,044
Donald L. Manfredonia......        2,398         $ 48,364       13,950 /  8,674       $273,534 / $ 97,572
Joseph G. Perri............           --               --       15,448 /  6,793       $326,802 / $ 77,253
---------------------------------------------------------------------------------------------------------

(1) Adjusted to reflect the 3-for-2 stock split paid July 2002.

      There were no long-term incentive plan awards granted in the last fiscal year.

Employment Contracts

      Messrs. Johnson, Vittorio, Lupinacci, Manfredonia, and Perri have employment contracts with the Corporation pursuant to which Mr. Johnson is employed in the position of Chief Executive Officer of the Corporation, Mr. Vittorio is employed as President of the Corporation and the Bank, Mr. Lupinacci is employed as Executive Vice President of the Corporation, and Messrs. Manfredonia and Perri are each employed in the position of Executive Vice President of the Bank. In addition, each of these officers is also employed in such other senior executive positions of the Corporation or the Bank as may be determined by the Board of Directors of the Corporation or the Bank. Mr. Johnson's contract has a term of three years effective January 1, 2003, Mr. Vittorio's contract has an initial term which runs through and including December 31, 2003, Mr. Lupinacci's contract has a term of eighteen months effective July 1, 2002, and Messrs. Manfredonia and Perri each have a contract with a term of eighteen months effective January 1, 2003. The term of each of these contracts is automatically extended at the expiration of each year for an additional period of one year, thus resulting in a new three-year term for Mr. Johnson and new eighteen-month terms for Messrs. Vittorio, Lupinacci, Manfredonia, and Perri. The contracts currently provide for base annual salaries of $383,000, $250,000, $231,000, $190,000, and $175,000 for Messrs. Johnson,
Vittorio, Lupinacci, Manfredonia, and Perri, respectively, to be paid by the Corporation or the Bank. The base annual salaries for Messrs. Johnson and Vittorio include services as a director of the Corporation and the Bank.

      Under these contracts, Messrs. Johnson, Vittorio, Lupinacci, Manfredonia, and Perri are entitled to severance compensation. Generally upon an involuntary termination of employment or upon a resignation of employment following a change in control, Messrs. Johnson and Lupinacci are entitled to receive single sum payments equal to three (3) times and one and one-half (1.5) times, respectively, the base annual salaries under their contracts, together with continued family medical and dental insurance coverage. Upon an involuntary termination of employment or a resignation of employment for Good Reason, as defined, within twenty-four months following a change of control, Mr. Vittorio is entitled to receive single sum "Termination Payments" equal to one (1) times and two (2) times, respectively, the base annual salary under his contract. In addition, upon a resignation of employment for any reason during the period beginning on the thirty-first day and ending on the sixtieth day following a change of control, Mr. Vittorio is entitled to receive a single sum payment equal to 133 1/3% of the base annual salary under his contract. Mr. Vittorio is also entitled to continued family medical and dental insurance coverage after termination. Upon an involuntary termination of employment or a resignation of employment for Good Reason, as defined, within twenty-four months following a change of control, Mr. Manfredonia is entitled to receive a single sum "Termination Payment" equal to one and one-half (1.5) times the base annual salary under his contract and Mr. Perri is entitled to receive a single sum "Termination Payment" equal to one and one-quarter (1.25) times the base annual salary under his contract. In addition, upon a resignation of employment for any reason during the period beginning on the thirty-first day and ending on the sixtieth day following a change of control, Mr. Manfredonia and Mr. Perri are each entitled to receive a single sum payment equal to 66 2/3% of the Termination Payment under their contracts. Mr. Manfredonia and Mr. Perri are entitled to continued family medical and dental insurance coverage.

Severance Agreements

      Messrs. Curtis, Kick, and Keeney have severance agreements with the Corporation. Each such agreement has a term of one year effective January 1, 2003. The term of each agreement is automatically renewed for an additional one-year term, unless the Board of Directors of the Corporation chooses not to renew and notifies the officer at least thirty days prior to the end of a term. Each officer's agreement entitles him to a "Termination Payment" and continued family medical and dental insurance coverage for a period of twelve months in the event that the officer's employment is terminated within twenty-four months following a change of control or, under certain circumstances, following the acquisition of more than 20% of the voting shares of the Corporation by any entity, person, or group. The Termination Payment and continued medical and dental insurance coverage also apply if the officer resigns for Good Reason, as defined, within twenty-four months following a change of control. Each officer's Termination Payment is equal to 125% of his then current annual base salary. Alternatively, each officer's agreement entitles him to a payment in the amount of 66 2/3% of the Termination Payment and continued family medical and dental insurance coverage in the event that the officer resigns for any reason during the period beginning on the thirty-first day and ending on the sixtieth day following a change of control.

                                PERFORMANCE GRAPH

      The following graph compares the Corporation's total stockholder return over a 5-year measurement period with (i) the NASDAQ Market Index, and (ii) the National Commercial Banks Index*.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             1/1/98   12/31/98  12/31/99  12/31/00  12/31/01  12/31/02
                             ---------------------------------------------------------
The First of Long Island     100.00    110.46     74.35     99.56    101.90    146.85
National Commercial Banks    100.00    107.97     91.76    106.20    107.45     98.38
NASDAQ Market Index          100.00    141.04    248.79    156.35    124.64     86.94

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                      THE FIRST OF LONG ISLAND CORPORATION,
            NATIONAL COMMERCIAL BANKS INDEX, AND NASDAQ MARKET INDEX
                    Assumes $100 Invested on January 1, 1998
                           Assumes Dividend Reinvested
                       Fiscal Year Ended December 31, 2002

* The National Commercial Banks Index consists of nationally chartered commercial banks and certain other financial institutions which, on the basis of Standard Industrial Classification (S.I.C.) codes developed by the U.S. Office of Management and Budget, have been included in the same industry group as the Corporation.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

      In 1992, the Bank, as tenant, entered into a lease with Howard Thomas Hogan, Jr., a director of the Corporation and the Bank, covering premises in a building located in Locust Valley, New York, used as a branch office. The lease, which had an initial term of ten years and one month ending on October 30, 2002, was modified and extended through October 31, 2007. The Bank may, on ninety (90) days written notice, elect to extend the lease for an additional five (5) year period. The lease provides for annual base rent of

$30,184 for the year ending October 31, 2003. In addition to base rent, the Bank is responsible for its proportionate share of the real estate taxes on the building in which the leased premises are located. The Corporation believes that the foregoing is comparable to the rent that would be charged by an unrelated third party.

      During 2002, and under the normal terms and conditions of the Corporation's stock repurchase program, the Corporation purchased 2,465 shares of common stock from Beverly Anne Gehlmeyer, a director of the Corporation. The Corporation paid $33.77 per share, representing the average of the bid and ask price at the time of purchase, for a total aggregate consideration of $83,243. The Board of Directors of the Corporation ratified this transaction at their first regularly scheduled meeting following the transaction.

      The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal stockholders of the Corporation and their associates. Such transactions, including borrowings and loan commitments, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and in the opinion of management do not involve more than a normal risk of collectibility, nor do they present other unfavorable features.

      Certain directors are officers, directors, partners, and/or stockholders of companies or partnerships which, or associates of which, may have been customers of the Bank in the ordinary course of business during 2002 and up to the present time. Additional transactions of this type may occur in the future. All such transactions were effected on substantially the same terms as comparable transactions with other persons.

                                 AUDIT COMMITTEE

Report of Audit Committee

      We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002.

      We have discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 "Communication with Audit Committees", as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We have reviewed the written disclosures and letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees", as amended, by the Independence Standard Board, and have discussed with the auditors the auditors' independence.

      Based on the review and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                                                           Walter C. Teagle III
                                                           Allen E. Busching
                                                           Beverly Ann Gehlmeyer
                                                           John R. Miller III

Audit Committee Charter and Independence

      The Audit Committee is governed by a written charter adopted by the Board of Directors of both the Corporation and the Bank. All of the members of the Audit Committee are independent directors as defined in Marketplace Rule 4200(a)(14) of The Nasdaq Stock Market, Inc.

      The preceding report and information and the Audit Committee charter shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "1933 Act") or the Securities Act of 1934 (the "1934 Act"), except to the extent the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The consolidated financial statements for the year ended December 31, 2002 were examined by Grant Thornton LLP. It is anticipated that the Board of Directors will reappoint Grant Thornton LLP as the Corporation's independent public accountants for 2003. A representative of Grant Thornton LLP will be present at the Annual Meeting of Stockholders and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

Audit Fees

      Grant Thornton LLP's fees for audit services for the 2002 year are $86,500. Audit services include the following: (1) professional services rendered for the audit of the Corporation's annual financial statements; (2) reviews of the financial statements included in the Corporation's Forms 10-Q for the quarters ended June 30 and September 30, 2002 (the quarter ended March 31, 2002 was reviewed by Arthur Andersen LLP, the Corporation's former auditors, for a fee of $5,000); (3) a reading of the Corporation's annual report on Form 10-K;
(4) rendering an opinion on management's assertion about the effectiveness of the Bank's internal control structure over financial reporting; and (5) consultation on matters related to accounting and financial reporting.

All Other Fees

      Other than audit fees, the Corporation paid other fees during 2002 which amounted to $17,000, $10,000 of which was paid to Arthur Andersen LLP, the Corporation's former auditors, and the balance of which was paid to Grant Thornton LLP. These fees were paid for tax services. The Audit Committee of the Board of Directors determined that these services were not incompatible with Arthur Andersen LLP or Grant Thornton LLP maintaining their independence.

                                  OTHER MATTERS

      The Board of Directors of the Corporation does not know of any matters for action by stockholders at the annual meeting other than the matters described in the notice. However, the enclosed Proxy will confer discretionary authority with respect to matters which are not known to the Board of Directors at the time of the printing hereof and which may properly come before the meeting. It is the intention of the persons named in the Proxy to vote such Proxy with respect to such matters in accordance with their best judgment.

      The entire expense of preparing, assembling and mailing the enclosed material will be borne by the Corporation. In addition to using the mails, directors, officers and employees of The First National Bank of Long Island (the "Bank"), a wholly-owned subsidiary of the Corporation, acting on behalf of the Corporation, and without extra compensation, may solicit proxies in person, by telephone or by facsimile.

                              STOCKHOLDER PROPOSALS

      Any proposals of stockholders intended to be submitted at the 2004 Annual Meeting of Stockholders must be received by the Chairman of the Board or the President no later than November 5, 2003 in order to be included in the proxy statement and form of proxy for such meeting. If the Corporation is not notified of a stockholder proposal by January 19, 2004, then the proxies held by management of the Corporation may provide the discretion to vote against such stockholder proposal, even though such proposal is not included in the proxy statement and form of proxy.

                         ANNUAL REPORTS TO STOCKHOLDERS

      Consolidated financial statements for the Corporation and the Bank are included in the Corporation's 2002 Annual Report to Stockholders, which was mailed with this Proxy Statement. In addition, copies of the 2002 Annual Report or the annual report on Form 10-K as filed with the Securities and Exchange Commission for 2002 will be sent to any stockholder upon written request without charge. Such request should be directed to Mark D. Curtis, Senior Vice President and Treasurer, at the Corporation's principal office, 10 Glen Head Road, Glen Head, New York, 11545. The financial statements contained in the Corporation's 2002 Annual Report are not part of this Proxy Statement.

                                         By Order of the Board of Directors



                                         Joseph G. Perri
March 4, 2003                            Senior Vice President and Secretary

                                 REVOCABLE PROXY
                      THE FIRST OF LONG ISLAND CORPORATION

|X|   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 15, 2003

      KNOW ALL PERSONS BY THESE PRESENTS that I, the undersigned, being a stockholder of THE FIRST OF LONG ISLAND CORPORATION, GLEN HEAD, NEW YORK, do hereby constitute and appoint STEPHEN P. LYON AND JOHN H. TREIBER or either one of them (with full power to act alone), my true and lawful attorney(s), with full power of substitution, to attend the Annual Meeting of Stockholders of said Corporation, to be held at the AMERICAN LEGION HALL, 190 GLEN HEAD ROAD, GLEN HEAD, NEW YORK, on Tuesday, April 15, 2003, at 3:30 P.M. local time, or any and all adjournments thereof, and to vote all stock owned by me or standing in my name, place and stead on the proposals of the Board of Directors specified in the Notice of Meeting dated March 4, 2003, with all powers I would possess if I were personally present, hereby ratifying and confirming all that my said Proxy or Proxies may do, in my name, place and stead, as follows:

                                                            With-        For All
                                                For         hold         Except

1.    Election of Directors                     |_|          |_|           |_|
      To elect five (5) Directors,
      each for a term of two (2) years
      (except as marked to the contrary
      below)

      HOWARD THOMAS HOGAN, JR                J. DOUGLAS MAXWELL, JR.
      JOHN R. MILLER III                     WALTER C. TEAGLE III
      MICHAEL N. VITTORIO

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of any such nominee(s) in the space provided below.

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2.    Other Matters: If any other business is presented at said meeting, this
      Proxy shall be voted in accordance with the best judgement of the Proxies.

      IF NO DESIGNATIONS ARE MADE IN THE BOXES PROVIDED ABOVE AS TO THE ELECTION OF DIRECTORS, THIS PROXY WILL BE VOTED "FOR" SUCH ELECTION.

      The shares represented by a properly executed Proxy will be voted as directed.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

      ALL JOINT OWNERS MUST SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CUSTODIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.

Please be sure to sign and date this Proxy in the box below.    Date
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Stockholder sign above                      Co-holder (if any) sign above
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    Detach above card, sign, date and mail in postage paid envelope provided.

                      THE FIRST OF LONG ISLAND CORPORATION
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                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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